Exhibit 32.1
Health Grades, Inc.
Certification by the Chief Executive Officer
Pursuant to Rule 15d-14(b) Under the Securities Exchange Act of 1934
I, Kerry R. Hicks, Chief Executive Officer of Health Grades, Inc., a Delaware corporation (the “Company”), hereby certify that, based on my knowledge:
(1) The Company’s Form 10-Q for the quarter ended June 30, 2008 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by this report.
***

/s/ KERRY R. HICKS Kerry R. Hicks Chairman, President and Chief Executive Officer

Date: August 11, 2008